Exhibit 99.2

News For Immediate Release

Memorial Resource Development Corp. Announces Full Exercise of

Underwriter’s Option to Purchase Additional Shares of Common Stock

HOUSTON, September 22, 2015 – Memorial Resource Development Corp. (Nasdaq: MRD) announced today that the underwriter of the previously announced underwritten public offering of 12,000,000 shares of common stock has exercised its option to purchase an additional 1,800,000 shares of common stock in full. MRD intends to use the net proceeds from this offering to fund a portion of the purchase price of MRD’s recently announced pending acquisition of producing and non-producing properties in North Louisiana. If MRD does not complete the pending acquisition, it will use the net proceeds from the offering for general corporate purposes, which may include repayment of a portion of the outstanding borrowings under MRD’s senior secured revolving credit facility.

Barclays is acting as sole book-running manager for the offering. The offering is being made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (“SEC”) on July 8, 2015. The offering of these securities is being made only by means of a prospectus, copies of which may be obtained from the office of Barclays, via telephone: (888) 603-5847; email: barclaysprospectus@broadridge.com; or standard mail c/o Broadridge Financial Solutions, 1155 Long Island Avenue Edgewood, New York 11717. An electronic copy of the prospectus may also be obtained at no charge at the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Memorial Resource Development Corp.

Memorial Resource Development Corp. is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in North Louisiana.

Cautionary Statement Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “will,” “plans,” “seeks,” “believes,” “estimates,” “could,” “expects” and similar references to future periods. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond MRD’s control. All statements, other than historical facts included in this press release, that address activities, events or developments that MRD expects or anticipates will or may occur in the future, including such things as MRD’s future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of MRD’s business and operations, plans, successful consummation of acquisitions and other transactions, market conditions, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Although MRD believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

MRD cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond MRD’s control, incident to the exploration for and development, production, gathering and sale of natural gas and oil. These risks include, but are not limited to: commodity price volatility; inflation; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital; and the timing of development expenditures. Information concerning these and other factors can be found in MRD’s filings with the SEC, including its Forms 10-K, 10-Q and 8-K. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by MRD will be realized, or even if realized, that they will have the expected consequences to or effects on MRD, its business or operations. MRD has no intention, and disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Contact:

Memorial Resource Development Corp.

Hays Mabry – Manager, Investor Relations

(713) 588-8339

ir@memorialrd.com

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